PUTNAM PROFIT SHARING AND 401 (K) PLAN

                               PLAN AGREEMENT #001

This is the Plan Agreement for a Putnam prototype profit sharing plan with optional Section 401(k) provisions. Please consult a tax or legal advisor and review the entire form before you sign it. If you fail to fill out this Putnam Plan Agreement properly, the Plan may be disqualified. You can get further information to help you complete the Plan Agreement from your investment dealer, or from Putnam at:

                        Putnam Defined Contribution Plans
                              One Putnam Place E2B
                               859 Willard Street
                                Quincy, MA 02269
                              Phone: 1-800-752-9894

                                      * * *

By executing this Plan Agreement, the Employer establishes a profit sharing plan and trust upon the terms and conditions of Putnam Basic Plan Document #05, as supplemented and modified by the provisions elected by the Employer in this Plan Agreement. THIS PLAN AGREEMENT MUST BE ACCEPTED BY PUTNAM IN ORDER FOR THE EMPLOYER TO RECEIVE FUTURE AMENDMENTS TO THE PUTNAM PROFIT SHARING AND 401(k) PLAN.

                                      * * *


All Employers complete items 1-11 below. Employers who wish to adopt Section 401(k) provisions also complete item 12.

1.      Business Information The Employer adopting this Plan is:

        A.     BUSINESS NAME:       American River Bank
                                    ---------------------
        B.     BUSINESS ADDRESS:    1545 River Park Drive
                                    ---------------------
                                    Suite 107
                                    ---------------------
                                    Sacramento, CA 95815
                                    ---------------------
               SIC Code:            6090
                                    ---------------------

               Person for Putnam to
               Contact:             Anneliese Hein
                                    ---------------------
               Phone:               (916) 368-3410
                                    ---------------------

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        C.     Federal Tax
               Identification Number: 94-2893864
                                      ------------------

        D.     Form of Organization (check one):

               [ ]  Sole proprietorship     [X] Corporation       [ ] Other

               [ ]  Partnership             [ ] S Corporation

        E.     Plan Name: AMERICAN RIVER BANK 401 (k) PLAN

        F.     Plan Number: 002

        G.     TAXABLE YEAR OF BUSINESS:

               [X]    (1)    Calendar Year.


               [ ]    (2)    Fiscal year ending on____________________

2.      PLAN INFORMATION

        A.     Plan Year. Check one:

               [X]    (1)    The Plan Year will be the same as the Taxable Year
                             of the Business shown in 1.F. above. If the Taxable
                             Year of the Business changes, the Plan Year will change accordingly

               [ ]    (2)    The Plan Year will be the period of 12 months
                             beginning on the first day of ___________(month) and ending on the last day of _________(month).

               The Plan Year will also be your Plan's Limitation Year for purposes of the contribution limitation rules in Article 6 of the Plan.

        B.     EFFECTIVE DATE OF ADOPTION OF PLAN.

               Are you adopting this Plan to replace an existing plan?

               [X]     (1)    Yes.

               [ ]     (2)    No.

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               IF YOU ANSWERED YES IN 2.B. above, the Effective Date of your adoption of this Plan will be the first day of the current Plan Year UNLESS you elect a later date below. Please complete the following:

               California Bankers Association Profit Sharing & Salary Deferral 401 (k) Plan
               ----------------------------------------------------------------
                                Name of the plan you are replacing

               l/l/93
               ----------------------------------------------------------------
                       Original Effective Date of the plan you are replacing


               ----------------------------------------------------------------
                                  Effective Date of amendment


               IF YOU ANSWERED No in 2.B. above, the Effective Date of your adoption of this Plan will be the day you select below (not before the first day of the current Plan Year, and not before the day your Business began):

                      The Effective Date is:____________________________________
                                                         month/day/year

        C.     IDENTIFYING HIGHLY COMPENSATED EMPLOYEES. Check One:

               [X]    (1)    The Plan will use the regular method under Plan
                             Section 2.60(a) for identifying Highly Compensated
                             Employees.

                             If your Plan Year is the calendar year, do you wish to make the regular method's "calendar year election" for identifying your Highly Compensated Employees?

                             [X]     (a)    Yes

                             [ ]     (b)    No

               [ ]    (2)    The Plan will use the simplified method under Plan
                             Section 2.60(b) for identifying Highly Compensated
                             Employees.

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3.      ELIGIBILITY FOR PLAN PARTICIPATION (PLAN SECTION 3.1). Employees will be eligible to participate in the Plan when they complete the requirements you select in A, B and C below.

        A. CLASSES OF ELIGIBLE EMPLOYEES. The Plan requires coverage of all classes of employees of the Employer and any Affiliated Employer, except for union employees and nonresident aliens without U. S.-source income. The general rules of the Plan exclude employees in those two groups, but if you want employees in one or both categories to be eligible for your Plan, check the appropriate space below.

               The following employees WILL BE ELIGIBLE to participate in the
               Plan:

               [ ]     (1)   Members of the following collective bargaining
                             unit(s) (give names of unions):

                             ---------------------------------------------------

                             ---------------------------------------------------

                             ---------------------------------------------------

                       (2)   Nonresident aliens with no U. S.-source income.

        B.     AGE REQUIREMENT (check and complete one):

               [X]     (1)   No minimum age required for participation.

                       (2)   Employees must reach age _   (not over 21 ) to
                             participate.

        C.     SERVICE REQUIREMENTS.

               A 6-month Eligibility Period is a 6-month period beginning either on an employee's first day of work with the Employer or on the date 6 months following the employee's first day of work, and anniversaries of those dates. A 12-month Eligibility Period is the 12-month period beginning on an employee's first day of work with the Employer, and anniversaries of that date. You may also select another Eligibility Period consisting of a number of months of your choice and each successive period of that number of months.

               (1) To become eligible, an employee must complete (choose one):

                       [X]  (a)  No minimum service required. Skip to (5) below.

                       [ ]  (b)  One 6-month Eligibility Period.

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                       [ ]  (c)  One ___ month Eligibility Period (must be less
                                 than 12).

                       [ ]  (d)  One 12-month Eligibility Period.

                       [ ]  (e)  Two 12-month Eligibility Periods (may not be
                                 chosen if you adopt EITHER the Section 401 (k) provisions under item 12 or a vesting schedule other than the first choice under item 8.A(l), which provides for 100% full and immediate vesting).

               (2) If the Employer acquires a business, will the Eligibility Period for employees of the acquired business be the period selected in (1) above, beginning on the first day of work for the acquired business?

                       [ ]  (a)  Yes.

                       [ ]  (b)  No.

               (3)     HOURS OF SERVICE FOR ELIGIBILITY PERIODS.

                       (a) To receive credit for a 6-month Eligibility Period, an employee must complete during it at least:

                             [ ](i)   500 Hours of Service.

                             [ ](ii)               Hours of Service.
                                      ------------
                                      (under 500)

                      (b) Complete only if (1)(c) above is selected. To receive credit for the Eligibility Period selected in (1)(c) above, an employee must complete during it at least:

                             [ ](i)                Hours of Service.
                                      ------------
                                      (under 1000)

                       (c) To receive credit for a 12-month Eligibility Period, an employee must complete during it at least:

                             [ ](i)   1,000 Hours of Service.

                             [ ](ii)               Hours of Service.
                                      ------------
                                      (under 1,000)

               (4) Hours of Service will be credited to an employee by the following method (check one):

                      [ ]   (a)   Actual hours for which an employee is paid.
                      [ ]   (b)   Any employee who has one actual paid hour in
                                  the following period will be credited with the number of Hours of Service indicated (check one):

                                      [ ]   (i)    Day (10 Hours of Service).

                                      [ ]   (ii)   Week (45 Hours of Service).

                                      [ ]   (iii)  Semi-monthly payroll period
                                                   (95 Hours of Service).

                                      [ ]   (iv)   Month 190 Hours of Service).

               (5) ENTRY DATES. Each Employee in an eligible class who completes the age and service requirements specified above will begin to participate in the Plan on (check one):

                      [ ]    (a)    The first day of the month in which he
                                    fulfills the requirements.

                      [X]    (b)    The first of the following dates occurring
                                    after he fulfills the requirements (or, if earlier, the first day of the first Plan
                                    Year that begins after the date he fulfills the requirements) (check one):

                                    [X] (1)   The first day of the month
                                              following the date he fulfills the
                                              requirements (monthly).

                                    [ ] (ii)  The first day of the first,
                                              fourth, seventh and tenth months
                                              in a Plan Year (quarterly).

                                    [ ] (iii) The first day of the first month
                                              and the seventh month in a Plan
                                              Year (semiannually).

        D. (For New Plans Only) Will all eligible Employees be required to meet the age and service requirements specified in B and C above?

               [ ]   (1)    Yes.

               [ ]   (2)    No; all Employees on the Effective Date will be
                            eligible as of the Effective Date, even if they have not met the age and service requirements.

4.      COMPENSATION (PLAN SECTION 2.8).

        A. AMOUNT.Compensation for purposes of the Plan will be the amount of the following that is actually paid by your Business to an employee during the Plan Year (check one):

               [ ]   (1)    Form W-2 earnings as defined in Section 2.8 of the
                            Plan.

               [ ]   (2)    Form W-2 earnings as defined in Section 2.8 of the
                            Plan, plus any amounts withheld from the employee under a 401 (k) plan, cafeteria plan, SARSEP, tax sheltered 403(b) arrangement, or Code Section 457 deferred compensation plan, and contributions described in Code Section 414(h)(2) that are picked up by a governmental employer.

               [ ]   (3)    All compensation included in the definition of Code
                            Section 415 Compensation in Section 6.5(b) of the
                            Plan.

               [X]   (4)    All compensation included in the definition of Code
                            Section 415 Compensation in Section 6.5(b) of the
                            Plan, plus any amounts withheld from the employee under a 401 (k) plan, cafeteria plan, SARSEP, tax sheltered 403(b) arrangement, or Code Section 457 deferred compensation plan, and contributions described in Code Section 414(h)(2) that are picked up by a governmental employer.

        B.     MEASURING PERIOD.    Compensation will be based on the Plan Year.
                                    However, for an employee's initial year of participation in the Plan, compensation shall be recognized as of:

               [ ]   (1)    The first day of the Plan Year.

               [X]   (2)    The date the Participant entered the Plan.

5.      CONTRIBUTIONS (PLAN SECTIONS 4. 1 AND 4.2).

        A. EMPLOYER CONTRIBUTIONS - PROFIT LIMITATION.Will Employer contributions to the Plan be limited to the current and accumulated profits of your Business? Check one:

               [X]   (1)    Yes.

               [ ]   (2)    No.

        If you will make contributions only under the Section 401(k) provisions in item 12 of this Plan Agreement, skip to part 5D.

        B.     EMPLOYER CONTRIBUTIONS - AMOUNT

               (1) The Employer will contribute to the Plan for each Plan Year
                   (check one):

                   [ ] (a)  An amount chosen by the Employer from year to year.

                   [ ] (b) ___ % of the Earnings of all Qualified Participants for the Plan Year.

                   [ ] (c) $________ for each Qualified Participant per (enter time period, ex. payroll period, plan year)

               (2) Will Forfeitures for a Plan Year be applied to reduce the amount of the contribution otherwise required?

                   [ ] (a)  Yes.

                   [ ] (b)  No.

               (3) Will Forfeitures that are not applied to reduce the amount of contribution otherwise required for the Plan Year be applied to reduce the required Employer Matching Contribution for the Plan Year described in 12.B.(1)?

                   [ ] (a)  Yes.

                   [ ] (b)  No.

               If you check No to both (2) and (3) above, Forfeitures will be allocated as though they were additional Profit Sharing Contributions.

C.            Employer Contributions - Allocations to Participants

               (1) ALLOCATION TO QUALIFIED PARTICIPANTS. Any Employee who has met the eligibility requirements in item 3 of this Plan Agreement is a Qualified Participant UNLESS for reasons other than his death or Retirement, he is not an active Employee on the last day of the Plan Year, AND HE is not credited with more than 500 Hours of Service in the Plan Year.

                      How will contributions be allocated:

                      [ ] (a)   Pro rata

                      [ ] (b)   Uniform Dollar Amount

                      [ ] (c) Integrated With Social Security (complete (2) and (3) below).

               (2) INTEGRATION WITH SOCIAL SECURITY (Complete only if you have elected in 5.C.1 to integrate your Plan with Social Security.) Contributions under paragraph B will be allocated to Qualified Participants as you check below:

                      [ ] (a) Contributions will be allocated according to the Top-Heavy Integration Formula in Section 4.2(c)(1) of the Basic Plan Document in every Plan Year, whether or not the Plan is topheavy.

                      [ ] (b) Contributions will be allocated according to the Top-Heavy Integration Formula in Section 4.2(c)(1) of the Basic Plan Document only in Plan Years in which the Plan is top-heavy. In all other Plan Years, contributions will be allocated according to the Non-Top-Heavy Integration Formula in Section 4.2(c)(2) of the Basic Plan Document.

               (3) INTEGRATION LEVEL. (Complete only if you have elected in 5.C. I to integrate your Plan with Social Security.) The Integration Level will be (check one):

                      [ ] (a) The Social Security Wage Base in effect at the beginning of the Plan Year.

                      [ ] (b) ___% (not more than 100%) of the Social Security Wage Base in effect at the beginning of the Plan Year.

                      [ ] (c)   $___ (not more than the Social Security Wage
                                Base).

               NOTE: The Social Security Wage Base is indexed annually to reflect increases in the cost of living.

        D. PARTICIPANT CONTRIBUTIONS (Plan Section 4.2(e)). Will your Plan allow Participants to make after-tax contributions?

                      [ ]    (a)    Yes.

                      [X]    (b)    No.

6. INVESTMENTS (PLAN SECTIONS 13.2 AND 13.3). The Employer selects in part A below the Investment Products that will be available under the Plan (in addition to Policies selected under Plan Article 14, if any). All Investment Products must be sponsored, underwritten, managed or expressly agreed to in writing by Putnam. From the group of available Investment Products selected by the Employer, each Participant chooses the investments for his own Accounts unless the Employer elects differently in B below.

        A. AVAILABLE INVESTMENT PRODUCTS (PLAN SECTION 13.2). The following investments will be available under the Plan (check one):

       (1)     Mutual Funds

               [X] The group of funds made available by Putnam, selected by the Employer and communicated to Participants in writing. A current list of the funds selected by the Employer from time to time shall be kept with the records of the Plan. The initial list of funds is a FOLLOWS:

               1)     Daily Dividend Trust
               -----------------------------------------------------------------
               2)     Putnam Fund For Growth & Income
               -----------------------------------------------------------------
               3)     U.S. Government Income Trust
               -----------------------------------------------------------------
               4)     Putnam Voyager Fund
               -----------------------------------------------------------------
               5)     Putnam Fund For Growth & Income
               -----------------------------------------------------------------
               6)     Putnam New Opportunity Fund  A
               -----------------------------------------------------------------

        (2)    Other Investment Options

               [X]    (a)    Putnam Stable Value Fund.

               [ ]    (b)    Other Investment Products (as defined in Section
                             2.28 of the Plan).

If there is any amount in the Trust Fund for which no instructions or unclear instructions are delivered, it will be invested in the default option selected by the Employer in its Service Agreement with Putnam (or if the Employer makes no such selection, by execution of the Plan Agreement, the Employer shall affirmatively elect to have such amounts invested in the Putnam Money Market
Fund) until instructions are received in good order, and the Employer will be deemed to have selected the option indicated in its Service Agreement with Putnam (or if none, The Putnam Money Market Fund) as an available Investment Product for that purpose.

        B. INSTRUCTIONS (PLAN SECTION 13.3). Investment instructions for amounts held under the Plan generally will be given by each Participant for his own Accounts and delivered to Putnam as indicated in the Service Agreement between Putnam and the Employer. Check below ONLY if the Employer will make investment decisions under the Plan with respect to the following contributions made to the Plan.
               (Check all applicable options.)

               [ ]  (1)      The Employer will make all investment decisions
                             with respect to all employee contributions, including Elective Deferrals, Participant
                             Contributions, Deductible Employee Contributions and Rollover Contributions.

               [ ]  (2)      The Employer will make all investment decisions
                             with respect to all Employer contributions, including Profit Sharing Contributions, Employer
                             Matching Contributions, Qualified Matching
                             Contributions and Qualified Nonelective
                             Contributions.

               [ ]  (3)      The Employer will make investment decisions with
                             respect to Employer Matching Contributions and Qualified Matching Contributions made pursuant to
                             Section 12.B and C of this Plan Agreement.

               [ ]  (4)      The Employer will make investment decisions with
                             respect to Qualified Nonelective Contributions made pursuant to Section 12.D) of this Plan Agreement.

               [ ]  (5)      The Employer will make investment decisions with
                             respect to Profit Sharing Contributions made pursuant to Section 5.B. of this Plan Agreement.

        C.     CHANGES. Investment instructions may be changed (check one):

               [X]  (1)    on any Valuation Date (daily).

               [ ]  (2)    on the first day of any month (monthly).

               [ ]  (3)    on the first day of the first, fourth, seventh and
                           tenth months in a Plan Year (quarterly).

        D. EMPLOYER STOCK. (Skip this paragraph if you did not designate Employer Stock as an investment under the Service Agreement.)

               (1) VOTING.Section 13.8 of the Plan provides that Employer Stock held as an investment under the Plan will be voted in accordance with the Employer's instructions UNLESS the Employer elects that Participants will direct the voting of Employer Stock to the extent described in Section 13.8. Check below ONLY IF Participants will direct the voting of Employer Stock.

                      [ ] Participants are hereby appointed named fiduciaries for the purpose of the voting of Employer Stock in accordance with Section 13.8. (NOTE: To the extent a Participant fails to direct the voting of Employer Stock credited to his Account, the Trustee shall not vote such Employer Stock. Unallocated shares of Employer Stock will be voted by the Trustee as directed by the Plan Administrator.)

               (2) TENDERING. Section 13.8 of the Plan provides that Employer Stock held as an investment under the Plan will be tendered in accordance with the Employer's instructions UNLESS the Employer elects that Participants will direct the tendering of Employer Stock to the extent described in
                      Section 13.8. Check below ONLY IF Participants will direct the tendering of Employer Stock. (NOTE: Unallocated shares of Employer Stock will be tendered in proportion to the percentage of allocated shares which are tendered.)

                      [ ] Participants are hereby appointed named fiduciaries for the purpose of the tendering of Employer Stock in accordance with Section 13.8. NOTE: To the extent a Participant fails to direct the tendering of Employer Stock credited to his Account, the Trustee shall not tender such Employer Stock.)

        E. VOTING OF NON-PUTNAM SHARES. Section 13.10 of the Plan provides that shares of registered investment companies held under the Plan other than Putnam mutual funds shall be voted in accordance with the Employer's instructions UNLESS the Employer elects that Participants will direct the voting of such non-Putnam investment company shares to the extent described in Section 13.10. Check below ONLY IF Participants will direct the voting of such non-Putnam investment company shares:

                      [ ] Participants are hereby appointed named fiduciaries for the purpose of voting shares of registered investment companies other than Putnam mutual funds in accordance with Section 13.10.

               NOTE: Shares of non-Putnam investment companies for which the Trustee receives no voting instructions shall be voted in the same proportion as it votes such shares for which it has received instructions.

7.      DISTRIBUTIONS AND WITHDRAWALS.

        A.     RETIREMENT DISTRIBUTIONS,

               (1) NORMAL RETIREMENT AGE (PLAN SECTION 7. 1). Normal retirement age will be 65 (not over age 65).
                                             --

               (2) EARLY RETIREMENT (PLAN SECTION 7.1). Check and complete the item below only if you want Participants to become fully vested upon fulfilling specified age and service requirements before reaching normal retirement age:



                      [ ] Early retirement will be permitted at age ________
                          with at least___________ Years of Service.

                (3) ANNUITIES (PLAN SECTION 9.31. Will your Plan permit a Participant to select a life annuity form of distribution? YOU MUST CHECK YES if this Plan replaces an existing Plan that permits distributions in a life annuity form.

                      [ ] (a) Yes.
                      [X] (b) No.

        B. HARDSHIP DISTRIBUTIONS (PLAN SECTION 12.2). Will your Plan permit hardship distributions from Employer Contribution Accounts?

                [X]   (1) Yes.
                [ ]   (2) No.

        C. WITHDRAWALS AFTER AGE 59 1/2(PLAN SECTION 12.3). Will your Plan permit employees over age 59 1/2 to withdraw amounts upon request? YOU MUST CHECK YES if this Plan replaces an existing Plan that permits withdrawals after age 59 1/2.

                [X]   (1) Yes.

                [ ]   (2) No.

        D. LOANS. (Plan Section 12.4). Will your Plan permit loans to employees from their Accounts?

                [X]   (1) Yes.

                [ ]   (2) No.

        E. AUTOMATIC DISTRIBUTION OF SMALL ACCOUNTS (PLAN SECTION 9.1). Will your Plan automatically distribute vested account balances not exceeding $3,500, within 60 days after the end of the Plan Year in which a Participant separates from employment?

                [X]   (1) Yes.

                [ ]   (2) No.

                Note: The time for distribution cannot be left to the discretion of the Employer or the Plan Administrator. If you check No above, small accounts will be distributable at the time selected by the Participant.

8.      VESTING (PLAN ARTICLE 8).

        A.     TIME OF VESTING.

               (1) The provision checked below will determine a Participant's vested percentage in the Profit Sharing Contribution portion of his Employer Contribution Account:

                      [ ]  (a)   100% vesting immediately upon participation in
                                 the Plan.

                      [X]  (b)   Five-Year Graded Schedule:

                                 Vested Percentage  20% 40% 60% 80% 100%
                                                    --- --- --- --- ----
                                 Years of Service    1   2   3   4    5

                      [ ]  (c)   Six-Year Graded Schedule:

                                 Vested Percentage  20% 40% 60% 80% 100%
                                                    --- --- --- --- ----
                                 Years of Service    2   3   4   5    6

                      [ ]  (d)   Seven-Year Graded Schedule:

                                 Vested Percentage  20% 40% 60% 80% 100%
                                                    --- --- --- --- ----
                                 Years of Service    3   4   5   6    7

                      [ ]  (e)   Three-Year Cliff Schedule:

                                 Vested Percentage   0%   100%

                                 Years of Service   0-2    3

                      [ ]  (f)   Five-Year Cliff Schedule:

                                 Vested Percentage   0%   100%

                                 Years of Service   0-4    5

                      [ ]  (g)   Other Schedule (must be at least as favorable
                                 as Seven-Year Graded Schedule or Five-Year
                                 Cliff Schedule):

                                 Vested Percentage  ___% ___% ___%  ___%  ___%

                                 Years of Service   ___  ___  ___   ___   ___

               If you selected above an "Other Schedule," specify in the space below the schedule that will apply after the Plan is top-heavy. The schedule you specify must be (i) the Six-Year Graded Schedule, or (ii) the Three-Year Cliff Schedule, or (iii) any other schedule that is at least as favorable to employees, at all years of service, as either the Six-Year Schedule or the Three-Year Cliff Schedule.

                      The top-heavy vesting schedule will be:

                      [ ] (a)  the same "Other Schedule" selected above.

                      [ ] (b)  Vested Percentage  ___% ___%  ___%  ___% ___%

                               Years of Service   ___  ___   ___   ___  ___

               (2) If you adopt the Section 401(k) provisions in item 12 and will make Employer Matching Contributions, check the provision below that will determine a Participant's vested percentage in his Employer Matching Contribution Account (check one):

                      [ ] (a) 100% vesting immediately upon participation in the Plan.

                      [X] (b)  Five-Year Graded Schedule:

                               Vested Percentage  20%  40%  60%  80%  100%

                               Years of Service   1     2    3    4    5

                      [ ] (c)  Six-Year Graded Schedule:

                               Vested Percentage  20%  40%  60%  80%  100%

                               Years of Service    2    3    4   5     6

                      [ ] (d)  Seven-Year Graded Schedule:

                               Vested Percentage  20%  40%  60%  80%  100%

                               Years of Service    3    4    5   6     7


                      [ ] (e)  Three-Year Cliff Schedule:

                               Vested Percentage    0%    100%

                               Years of Service    0-2     3


                      [ ] (f)  Five-Year Cliff Schedule:

                               Vested Percentage      0%   100%

                               Years of Service      0-4    5

                      [ ] (g) Other Schedule (must be at least as favorable as Seven-Year Graded Schedule or Five-Year Cliff Schedule):

                               Vested Percentage  ___%  ___%  ___% ___% ___%

                               Years of Service   ___   ___   ___  ___  ___

               If you selected "Other Schedule" above, the vesting schedule that will apply to the Employer Matching Contribution Account after the Plan becomes top-heavy will be the top-heavy vesting schedule applicable to the Employer Contribution Account, as specified in
               Section 8.A.(1).

        B. SERVICE FOR VESTING. Skip this part B if your Plan will include all of an employee's service in determining his Years of Service for vesting.

               Years of Service for vesting will exclude (check one or more):

               [ ] (1) Service before the Effective Date of the Plan, if this is a new plan, or service before the effective date of your existing plan, if this Plan replaces an existing plan.

               [ ] (2) Service before the Plan Year in which an employee reached age 18.

               [ ] (3) Service for a business acquired by the Employer, before the date of acquisition.

        C. HOURS OF SERVICE FOR VESTING. The number of Hours of Service required for crediting a Year of Service for vesting will be (check one):

               [X] (1)  1,000 Hours of Service.

               [ ] (2)  _____________Hours of Service.
                        (under l,000)

        D. YEAR OF SERVICE MEASURING PERIOD FOR VESTING (PLAN SECTION 2.54). The periods of 12 months used for measuring Years of Service will be (check one):

               [ ] (1)  Plan Years.

               [X] (2)  12-month Eligibility Periods.

               NOTE: If you are adopting this Plan to replace an existing plan, employees will be credited under this Plan with all service credited to them under the plan you are replacing.

        9. TOP-HEAVY MINIMUM CONTRIBUTIONS (PLAN SECTION 15.3). For any Plan Year in which the Plan is top-heavy, you must provide for each Participant who is a non-key employee and who is employed on the last day of the Plan Year an allocation equal to 3% of his Earnings (or if less, the highest percentage allocated to any key employee). Neither Elective Deferrals, nor Employer Matching Contributions nor Qualified Matching Contributions for a non-key employee may be taken into account for purposes of this requirement. If you have adopted Putnam paired plans, for any Plan Year in which the Plan is top-heavy, the top-heavy minimum contribution will be provided under the Putnam Money Purchase Pension Plan.

               Skip paragraphs A and B below if you have Putnam paired plans or if you do not maintain any other qualified plan in addition to this Plan.

        A. If you maintain another qualified plan in addition to this Plan, specify below whether a non-key employee who participates in both plans will receive a top-heavy minimum contribution (or benefit) in this Plan or the other plan.

               The top-heavy minimum contribution (or benefit) for non-key employees participating both in this Plan and another qualified plan maintained by the Employer will be provided in (check one):

               [ ] (1) This Plan.

               [ ] (2) The plan named here:  ___________________________

        B. (Skip this paragraph if you do not maintain a defined benefit plan.) If you maintain a defined benefit plan in addition to this Plan, and the Top-Heavy Ratio (as defined in Plan Section 15.2(c)) for the combined plans is between 60% and 90%, you may elect to provide an increased minimum allocation or benefit pursuant to Plan Section 15.4. Specify your election by completing the statement below:

               The Employer will provide an increased (specify contribution or benefit) ____________ in its (specify defined contribution or defined benefit) ____________ plan as permitted under Plan
               Section 15.4.

10. OTHER PLANS. YOU MUST COMPLETE THIS SECTION IF you maintain or ever maintained another qualified plan in which any Participant in this Plan is (or was) a participant or could become a participant.

        The Plan and your other plan(s) combined will meet the contribution limitation rules in Article 6 of the Plan as you specify below:

        A. If a Participant in the Plan is covered under another qualified defined contribution plan maintained by your Business, other than a master or prototype plan (check one):

            [ ] (1) The provisions of Section 6.2 of the Plan will apply as if the other plan were a master or prototype plan.

            [ ] (2) The plans will limit total annual additions to the maximum permissible amount, and will properly reduce any excess amounts, in the manner you describe below.


                       ---------------------------------------------------------

                       ---------------------------------------------------------

        B. If a Participant in the Plan is or has ever been a participant in a defined benefit plan maintained by your Business, the plans will meet the limits of Article 6 in the manner you describe below:

               -----------------------------------------------------------------

               -----------------------------------------------------------------

        NOTE: Your description under A or B above cannot be left to discretion and changed from year to year. If you want to amend it from year to year, you must execute a new plan agreement.

               If your Business has ever maintained a defined benefit plan, state below the interest rate and mortality table to be used in establishing the present value of any benefit under the defined benefit plan for purposes of computing the top-heavy ratio:

                             Interest rate:                             %
                                             ----------------------------

                             Mortality Table:
                                             ----------------------------
11.     ADMINISTRATION

        A. PLAN ADMINISTRATOR (PLAN SECTION 16.1). You may appoint a person or a committee to serve as Plan Administrator. You may remove and replace anyone you have appointed, and anyone you have appointed may resign, without the need to amend this Plan Agreement, provided that you notify Participants in writing of any such change. If you do not appoint a Plan Administrator, the Plan provides that the Employer will be the Plan Administrator.

               The initial Plan Administrator will be (check one):

               [ ]  This person:  __________________________

               [X]  A committee composed of these people:

                    William L. Young
                    ------------------------------------------------------------

                    David T. Taber
                    ------------------------------------------------------------

                    Anneliese Hein
                    ------------------------------------------------------------

        B. RECORDKEEPER (PLAN SECTION 16.4). UNLESS Putnam expressly permits otherwise, you must appoint Putnam as Recordkeeper to perform certain routine services determined upon execution of a written Service Agreement between Putnam and you.

               The initial Recordkeeper will be:

               Putnam Investments
               -----------------------------------------------------------------
                      Name

               859 Willard Street Quincy, MA 02269
               -----------------------------------------------------------------
                      Address

COMPLETE ITEM 12 BELOW IF YOUR PLAN WILL ALLOW EMPLOYEES TO ELECT PRE-TAX CONTRIBUTIONS UNDER SECTION 401(k) OF THE CODE.

12.     SECTION 401(k) PLAN PROVISIONS (PLAN ARTICLE 5).

A.      ELECTIVE DEFERRALS (PLAN SECTION 5.2).

        (1) A Participant may make Elective Deferrals for each year in an amount not to exceed (check one):

               [X]   (a)    15   % of his Earnings (specify a percentage).
                         -------
               [ ]   (b)         % of his Earnings not to exceed $
                         -------                                  ----------
                         (specify a percentage and a dollar amount).

               [ ]   (c) $           (specify a dollar amount).
                          ----------

        Note:  Elective  Deferrals  may not exceed the annual dollar limit under
        Section 402(g) of the Internal Revenue Code.

        (2) A Participant may begin to make Elective Deferrals, or change the amount of his Elective Deferrals, as of the following dates (check one):

               [X]   (a) First business day of each month (monthly)

               [ ]   (b) First  business day of the first,  fourth,  seventh and tenth months of the Plan Year (quarterly).

               [ ]   (c) First  business day of the first and seventh  months of the Plan Year (semiannually).

               [ ]   (d) First  business  day of the Plan Year only (annually).

        (3)    May Participants make Elective Deferrals of bonuses?

               [X]   (a) Yes.

               [ ]   (b) No.

        NOTE: You may choose to make Employer Matching Contributions or Qualified Matching Contributions, or neither, or both. Qualified Matching Contributions are always fully vested and cannot be distributed from the Plan before a Participant reaches age 59 1/2 or leaves employment. They will be used, to the extent needed, to help the Plan pass the ADP test explained on page _ of the Qs & As. Employer Matching Contributions are subject to the vesting schedule elected in item 8 of this Plan Agreement, and can be withdrawn during employment in the event of financial hardship (as defined in Section 12.2 of the Plan) if you so elect in part F below.

        B. EMPLOYER MATCHING CONTRIBUTIONS (PLAN SECTION 5.8). Skip this part B if you will not make Employer Matching Contributions.

               (1) The Employer will contribute and will allocate to each Participant's Employer Matching Account an amount equal to:

                      (Check the provision(s) desired, and fill in the % and/or $ limitation blank(s) in each provision you check. If you wish to determine the amount of Employer Matching Contributions from year to year instead of specifying a fixed percentage, write "V" for variable in the % blank at the beginning of each provision you check. Also write "V" for variable in the % blank for Earnings.)

                      [ ]  (a)        % of Elective Deferrals
                               -----

                      [X]  (b) 50% of Elective Deferrals that do not exceed
                               6% of Earnings.

                      [ ]  (c)       % of Participant Contributions.
                               -----

                      [ ]  (d) In applying the above election Elective Deferrals shall not exceed $__________.

                (2) Will forfeited Employer Matching Contributions be applied to reduce the total contribution specified in B (1) above?

                      [ ]  (a) Yes.

                      [X]  (b) No.

               (3) Will forfeited Employer Matching Contributions that are not applied to reduce required Employer Matching Contributions specified in B(l) above be applied to reduce required Employer Contributions for the Plan Year described in 5.B?

                      [ ]  (a) Yes.

                      [X]  (b) No.

                      If you check No to both (2) and (3) above, forfeited Employer Matching Contributions will be allocated as though they were additional Employer Matching Contributions.

        C. QUALIFIED MATCHING CONTRIBUTIONS (PLAN SECTION 2.62). Skip this part C if you will not make Qualified Matching Contributions.

               (1) Qualified Matching Contributions will be made with respect to (check one):

                      [ ]  (a) Elective Deferrals by all Participants.

                      [ ]  (b) Elective Deferrals only by Non-Highly Compensated
                               Participants.

               (2) The amount of Qualified Matching Contributions made with respect to a Participant will be:

                      (Check the provision desired and fill in the % and/or $ limitation blank(s) in the provision you check. If you wish to determine the amount of Qualified Matching Contributions from year to year instead of specifying a fixed percentage, write "V" for variable in the % blank at the beginning of each provision you check. Also write "V" for variable in the % blank for Earnings.)

                      [ ]  (a) ____% of his Elective Deferrals.

                      [ ]  (b) ____% of his Elective Deferrals that do not
                               exceed ____% of his Earnings.

                      [ ]  (c) ____% of Participant Contributions.

                      [ ]  (d) In applying the above election, Elective
                               Deferrals shall not exceed $_____________.

        D. QUALIFIED NONELECTIVE CONTRIBUTIONS (PLAN SECTION 2.64). Skip this part D if you will not make Qualified Nonelective Contributions.

               (1) Qualified Nonelective Contributions will be made on behalf of (check one):

                    [ ]  (a)  All Participants.

                    [ ]  (b)  Only Participants who are not Highly Compensated
                              Employees.

               (2) The amount of Qualified Nonelective Contributions for a Plan Year will be (check one):

                    [ ]  (a)  ____% (not over 15%) of the Earnings of
                              Participants on whose behalf Qualified Nonelective Contributions are made.

                    [ ]  (b)  An amount determined by the Employer from year to year, to be shared in proportion to their Earnings by Participants on whose behalf Qualified Nonelective Contributions are made.

               NOTE: Qualified Nonelective Contributions will be used, to the extent needed, to help the Plan pass the ADP test, explained in the Nondiscrimination Package.

        E. ACP TEST. Every plan that has after-tax Participant Contributions, Employer Matching Contributions or Qualified Matching Contributions must pass an annual test called the ACP test, which is explained in the Nondiscrimination Package. Elective Deferrals and Qualified Nonelective Contributions will be used to help the Plan pass the ACP test, to the extent needed.

        F. HARDSHIP DISTRIBUTIONS FROM 401(k) ACCOUNTS (PLAN SECTIONS 12.2 AND 5.14).

               (1) Will your Plan permit hardship distributions from Elective Deferral Accounts?

                      [X] (a)    Yes.

                      [ ] (b)    No.

               (2) If your Plan has Employer Matching Contributions, will it permit hardship distributions from Employer Matching Accounts?

                      [X] (a)    Yes.

                      [ ] (b)    No.

13. Reliance on Opinion Letter. If you ever maintained or you later adopt any plan (including a welfare benefit fund, as defined in Section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for key employees, as defined in Section 419A(d)(3) of the Code; or an individual medical account, as defined in Section 415(l)(2) of the Code) in addition to this plan, YOU MAY NOT rely on an opinion letter issued to Putnam by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under Section 401 of the Internal Revenue Code. If you maintain or adopt multiple plans, in order to obtain reliance with respect to plan qualification of the Plan, you must receive a determination letter from the appropriate Key District Office of Internal Revenue. Putnam will prepare an application for such a letter upon your request at a fee agreed upon by the parties.

The Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this plan is qualified under
Section 401 of the Code UNLESS the terms of the plan, as herein adopted or amended, that pertain to the requirements of Section 401 (a)(4), 401 (a)(5), 401
(a)(17), 401(l), 410(b) and 414(s) of the Code, as amended by the Tax Reform Act of 1986 or later laws, (a) are made effective retroactively to the first day of the first Year beginning after December 31, 1988 (or such later date on which these requirements first become effective with respect to this plan); or (b) are made effective no later than the first day on which the Employer is no longer entitled, under regulations, to rely on a reasonable, good faith interpretation of these requirements, and the prior provisions of the plan constitute such an interpretation.

Putnam will inform you of all amendments it makes to the prototype plan. If Putnam ever discontinues or abandons the prototype plan, Putnam will inform you. This Plan Agreement #001 may be used only in conjunction with Putnam's basic Plan document #05.

                                    * * * * *

                          EMPLOYER'S ADOPTION OF PUTNAM

                         PROFIT SHARING AND 401(k) PLAN

The Employer named below hereby adopts a PUTNAM PROFIT SHARING AND 401(k) PLAN, and appoints PUTNAM FIDUCIARY TRUST COMPANY to serve as Trustee of the Plan. (NOTE: you may appoint a trustee other than Putnam Fiduciary Trust Company only with Putnam's express permission.) The Employer acknowledges that it has received copies of the current prospectus for each Investment Product available under the Plan, and represents that it will deliver copies of the then current prospectus for each such Investment Product to each Participant before each occasion on which the Participant makes an investment instruction as to his Account. The Employer further acknowledges that the Plan will be acknowledged by Putnam as a Putnam Profit Sharing and 401 (k) Plan only upon Putnam's acceptance of this Plan Agreement.

Employer signature(s) to adopt plan:                   Date of signature:

/s/ David T. Taber                                         04-12-96
--------------------------------------------           ------------------


/s/ William L. Young                                       04-12-96
--------------------------------------------           ------------------


Please print name(s) ,of authorized person(s) signing above:

David T. Taber,      Executive Vice President          Telephone: (916) 565-6100
-----------------------------------------------------            ---------------
                     Chief Operating Officer

William L. Young, President & Chief Executive Officer  Telephone: (916) 565-6100
-----------------------------------------------------            ---------------

A new Plan must be signed by the last day of the Plan Year in which the Plan is to be effective.

                          INVESTMENT DEALER INFORMATION

Firm:    Financial Network Investment Center
         -----------------------------------------------------------------------
Branch:  Pleasant Hill
         -----------------------------------------------------------------------
Address: 3478 Buskirk Ave., Suite 300 Pleasant Hill, CA 94523
         -----------------------------------------------------------------------
Registered Representative:  John Brackett
                          ------------------------------------------------------
                             Name
                           (510)944-9644
                          ------------------------------------------------------
                             Telephone

                                    * * * * *


             ACCEPTANCE OF PUTNAM FIDUCIARY TRUST COMPANY AS TRUSTEE



The Trustee accepts appointment in accordance with the terms and conditions of the Plan, effective as of the date of execution by the Employer set forth above.

Putnam Fiduciary Trust Company, Trustee

By  /s/ Arthur R. Abelson
   ------------------------------------

                                    * * * * *


                           ACCEPTANCE OF OTHER TRUSTEE


Complete this part ONLY IF you have appointed a Trustee other than Putnam Fiduciary Trust Company. (NOTE: You may appoint a trustee other than Putnam Fiduciary Trust Company only with Putnam's express permission, and Putnam may impose an annual maintenance fee as a condition of its acceptance of this plan as a Putnam Prototype 401(k) and Profit Sharing Plan.)

                                            , Trustee
--------------------------------------------


By:                                      Trustee's Tax I.D. Number
    ----------------------------------                            --------------
                Trustee


--------------------------------------------------------------------------------
Address of Trustee

Person for Putnam to Contact:                        Telephone:
                             ----------------------             ----------------

                                    * * * * *


                              ACCEPTANCE BY PUTNAM


Putnam hereby accepts this Employer's Plan as a prototype established under Putnam Basic Plan Document #05.

Putnam Mutual Funds Corp.

By: /s/Bonnie Mallin
   ----------------------------

PLAN: AMERICAN RIVER BANK 401(k) PLAN

AMERICAN RIVER HOLDINGS

Employer signature(s) to adopt plan:             Date of Signature:

  /s/ David T. Taber                                 07-29-99
------------------------------------              ------------------

  /s/ Mitchell A. Derenzo                            07-29-99
------------------------------------              ------------------


Please print name(s) of authorized person(s) signing above:

DAVID T. TABER, PRESIDENT & CEO
---------------------------------------------

MITCHELL A. DERENZO, CHIEF FINANCIAL OFFICER
---------------------------------------------

A new Plan must be signed by the last day of the Plan Year in which the Plan is to be effective.

PLAN: AMERICAN RIVER BANK 401(k) PLAN

FIRST SOURCE CAPITAL

Employer  signature(s) to adopt plan:                         Date of Signature:

       /s/David T. Taber                                           07-29-99
---------------------------------------------------           ------------------


       /s/Mitchell A. Derenzo                                      07-29-99
---------------------------------------------------           ------------------


Please print name(s) of authorized person(s) signing above:

DAVID T. TABER, PRESIDENT & CEO
-----------------------------------------------

MITCHELL A. DERENZO, CHIEF FINANCIAL OFFICER
-----------------------------------------------

A new Plan must be signed by the last day of the Plan Year in which the Plan is to be effective.

                             FIRST AMENDMENT TO THE

                         AMERICAN RIVER BANK 401(K) PLAN

American River Bank (the "Employer") having heretofore adopted the American River Bank 401(k) Plan, a prototype plan document consisting of the Plan Agreement #001 and the Putnam Basic Plan Document #05 (the "Plan") effective as of January 1, 1993, pursuant to the power reserved to the Employer in Section
18.1 of the Plan, hereby amends the Plan Agreement as set forth below:

1. Subsection A(1) of section 12. is amended in its entirety effective as of April 1,1998 to read as follows:

        12.   SECTION 401(K) PLAN PROVISIONS (PLAN ARTICLE 5).

               A.     Elective Deferrals (Plan Section 5.2).

                      (1) A Participant may make Elective Deferrals for each year in an amount not to exceed (check one);

                             [X]    (a)     18 % of his Earnings (specify a
                                            percentage)

                             [ ]    (b)     ___% of his Earnings not to exceed
                                            $___________(specify a percentage
                                            and a dollar amount)

                             [ ]    (c)     $_____ (specify a dollar amount)


                      Note: Elective Deferrals may not exceed the annual dollar limit under Section 402(g) of the Internal Revenue Code.

In all other respects, the Plan provisions remain in full force and effect.

IN WITNESS, WHEREOF, the Employer has caused the First Amendment to the Plan to be duly executed in its name and behalf and its corporate seal to be affixed this 19th day of March 1998.

ATTEST.        American River Bank

               By:  /s/William L. Young     By: /s/David T. Taber
               -----------------------------------------------------------------
               Title: President & CEO       Title:  EVP/Chief Operating Officer
               -----------------------------------------------------------------
               Date:   03-20-98             Date:    03-20-98
               -----------------------------------------------------------------

ATTEST: Putnam Fiduciary Trust Company

               By:  /s/Jan Gill
               -----------------------------------------------------------------
               Title: Vice President
               -----------------------------------------------------------------
               Date:  04-14-98
               -----------------------------------------------------------------